UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 16, 2022 (May 13, 2022)

Atossa Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35610	26-4753208
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

107 Spring Street Seattle, Washington	98104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (206) 325-6086

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuance to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.18 par value	ATOS	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07      Submission of Matters to a Vote of Security Holders

On May 13, 2022, the Company held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). The following items of business were considered and voted upon at the Annual Meeting: (1) the election of two Class I directors named in the proxy statement related to the Annual Meeting; (2) the ratification of the selection of BDO USA LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022; (3) approval of the amendment to the Atossa Therapeutics, Inc. Certificate of Incorporation to increase the number of authorized shares of common stock by 100,000,000 shares; (4) to conduct an advisory (non-binding) vote on the compensation of our named executive officers as described in the proxy statement related to the Annual Meeting.

The number of shares of Common Stock entitled to vote at the Annual Meeting was 126,624,110. The number of shares of Common Stock present or represented by valid proxy at the annual meeting was 66,236,059. Proposal 1, 2 and 4 passed. Proposal 3 was not ratified. The number of votes cast for and against, and the number of abstentions and broker non-votes with respect to the matters voted upon at the Annual Meeting, are set forth below:

(i)	Election of two Class I Directors

The stockholders elected two Class I directors as set forth below:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Steven C. Quay, M.D., Ph.D.	28,431,342	9,429,710	28,375,257
Gregory L. Weaver	25,562,285	12,298,767	28,375,257

(ii)	Ratification of Auditors

The stockholders ratified the appointment of BDO USA LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 as set forth below:

Votes For	Votes Against	Abstain	Broker Non-Votes
62,676,690	920,161	2,639,208	0

(iii)	Ratify the Amendment to the Atossa Therapeutics, Inc. Certificate of Incorporation to increase the number of authorized shares of common stock by 100,000,000 shares

The stockholders did not approve the amendment to the Certificate of Incorporation as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
42,926,876	23,152,353	156,830	28,375,257

(iv)	Advisory Vote to Approve Executive Compensation

The stockholders approved an advisory non-binding vote on executive compensation as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
28,282,367	8,268,596	1,309,839	28,375,257

* * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2022	Atossa Therapeutics, Inc.

	By:	/s/ Kyle Guse
Kyle Guse
Chief Financial Officer, General Counsel and Secretary